EXHIBIT 10.116

                                                                  EXECUTION COPY

                               TRANSFER SUPPLEMENT

            TRANSFER SUPPLEMENT, dated as of the date set forth in Item 1 of
Schedule I hereto (this "Supplement"), among the transferor Purchaser set forth in Item 2 of Schedule I hereto (the "Transferor Purchaser"), the Purchasing Purchaser set forth in Item 3 of Schedule I hereto (the "Purchasing Purchaser") and ING Capital LLC ("ING"), as Agent for the Purchasers under, and as defined in, the Note Purchase Agreement described below (in such capacity, the "Agent").

                              W I T N E S S E T H:

            WHEREAS, this Supplement is being executed and delivered in accordance with subsection 8.1(e) of the Amended and Restated Note Purchase Agreement, dated as of April 17, 2002, among BXG RECEIVABLES NOTE TRUST 2001-A, as Issuer, BLUEGREEN CORPORATION, as Seller and Servicer ("Bluegreen"), BLUEGREEN RECEIVABLES FINANCE CORPORATION V, as Depositor, the Purchasers parties thereto and the Agent (as from time to time amended, supplemented or otherwise modified in accordance with the terms thereof, the "Note Purchase Agreement"); unless otherwise defined herein, terms defined in the Note Purchase Agreement are used herein as therein defined;

            WHEREAS, the Purchasing Purchaser wishes to (i) become a Purchaser party to the Note Purchase Agreement and (ii) acquire and assume from the Transferor Purchaser, all of the Transferor Purchaser's rights, obligations and commitments, as a Committed Purchaser under the Note Purchase Agreement;

            WHEREAS, the Transferor Purchaser wishes to sell and assign to the Purchasing Purchaser such rights, obligations and commitments under the Note Purchase Agreement;

            WHEREAS, there is one outstanding Note issued pursuant to the Note Purchase Agreement and the Indenture and such Note is registered in the name of the Agent, as nominee for the Purchasers;

            WHEREAS, simultaneous with the effectiveness hereof, the Noncommitted Purchasers to the Note Purchase Agreement will, pursuant to a Transfer Supplement dated the date hereof (the "Other Supplement") assign to Resort Finance LLC, all of such Noncommitted Purchasers' rights and obligations under the Note Purchase Agreement and their beneficial interest in the Note and will instruct the Agent, upon receipt of the Purchase Price, to surrender the Note to the Indenture Trustee for transfer and registration in the name of the Purchasing Purchaser, as successor Agent;

            WHEREAS, the Transferor Purchaser is also the Agent under the Note Purchase Agreement and wishes to, simultaneously with the consummation of the transactions described in the immediately preceding paragraphs, resign as Agent.


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            NOW, THEREFORE, the parties hereto hereby agree as follows:

1. Upon receipt by the Agent of five counterparts of this Supplement, to each of which is attached a fully completed Schedule I and Schedule II, each of which has been executed by the Transferor Purchaser, the Purchasing Purchaser, the Issuer and the Agent, the Agent will transmit to the Servicer, the Seller, the Issuer, the Depositor, the Indenture Trustee, the Transferor Purchaser and the Purchasing Purchaser a Transfer Effective Notice, substantially in the form of Schedule III to this Supplement (a "Transfer Effective Notice"). Such Transfer Effective Notice shall be executed by the Agent and shall set forth, inter alia, the date on which the transfer effected by this Supplement shall become effective (the "Transfer Effective Date"). From and after the Transfer Effective Date, the Purchasing Purchaser shall be a Purchaser party to the Note Purchase Agreement for all purposes thereof as a Noncommitted Purchaser or Committed Purchaser and, if applicable, a Liquidity Provider, as specified on Schedule II to this Supplement.

2. At or before 12:00 Noon, local time of the Transferor Purchaser, on the Transfer Effective Date, the Purchasing Purchaser shall pay to the Transferor Purchaser, in immediately available funds, an amount equal to the Purchase Price (as defined below) of the portion set forth on Schedule II hereto being purchased by such Purchasing Purchaser of the outstanding advances under the Note owned by the Transferor Purchaser (such Purchasing Purchaser's "Purchase Percentage") and other amounts owing to the Transferor Purchaser under the Note Purchase Agreement or otherwise in respect of the Notes. Effective upon receipt by the Transferor Purchaser of the Purchase Price from the Purchasing Purchaser, the Transferor Purchaser hereby irrevocably sells, assigns and transfers to the Purchasing Purchaser, without recourse, representation or warranty (except as specified herein), and the Purchasing Purchaser hereby irrevocably purchases, takes and assumes from the Transferor Purchaser, the Purchasing Purchaser's Purchase Percentage of (i) the presently outstanding Invested Amount under the Notes owned by the Transferor Purchaser and other amounts owing to the Transferor Purchaser in respect of the Notes, together with all instruments, documents and collateral security pertaining thereto, and
      (ii) the Purchasing Purchaser's Purchase Percentage of (A) if the Transferor Purchaser is a Noncommitted Purchaser, the Noncommitted Purchaser Percentage of the Transferor Purchaser and the other rights and duties of the Transferor Purchaser under the Note Purchase Agreement, or
      (B) if the Transferor Purchaser is a Committed Purchaser, the Commitment Percentage, the Liquidity Percentage, if applicable, and the Commitment of the Transferor Purchaser and other rights, duties and obligations of the Transferor Purchaser under the Note Purchase Agreement. This Supplement is intended by the parties hereto to effect a purchase by the Purchasing Purchaser and sale by the Transferor Purchaser of interests in the Notes, and it is not to be construed as a loan or a commitment to make a loan by the Purchasing Purchaser to the Transferor Purchaser. The Transferor Purchaser hereby confirms that (A) the amount of the Outstanding Amount of the Notes is $59,394,020.93 and its Percentage Interest thereof is 100%, which equals $59,394,020.93 as of October 8, 2003, and (B) the amount of accrued interest to October 8, 2003 is equal to $27,846.59; therefore, the parties hereto agree that the "Purchase Price" is equal to $59,421,867.52. Upon and after the Transfer Effective Date (until further modified in accordance with the Note Purchase Agreement), the


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      Noncommitted Purchaser Percentage or Commitment Percentage, as applicable of the Transferor Purchaser and the Purchasing Purchaser and the Commitment and the Liquidity Percentage, if applicable, if any, of the Transferor Purchaser and the Purchasing Purchaser shall be as set forth in
      Schedule II to this Supplement.

3. The Transferor Purchaser has made arrangements with the Purchasing Purchaser with respect to (i) the portion, if any, to be paid, and the date or dates for payment, by the Transferor Purchaser to the Purchasing Purchaser of any fees heretofore received by the Transferor Purchaser pursuant to the Note Purchase Agreement prior to the Transfer Effective Date and (ii) the portion, if any, to be paid, and the date or dates for payment, by the Purchasing Purchaser to the Transferor Purchaser of fees or interest received by the Purchasing Purchaser pursuant to the Note Purchase Agreement or otherwise in respect of the Notes from and after the Transfer Effective Date.

4. All principal payments that would otherwise be payable from and after the Transfer Effective Date to or for the account of the Transferor Purchaser in respect of the Notes shall, instead, be payable to or for the account of the Transferor Purchaser and the Purchasing Purchaser, as the case may be, in accordance with their respective interests as reflected in this Supplement. All interest, fees and other amounts that would otherwise accrue for the account of the Transferor Purchaser from and after the Transfer Effective Date pursuant to the Note Purchase Agreement or in respect of the Notes shall, instead, accrue for the account of, and be payable to or for the account of, the Transferor Purchaser and the Purchasing Purchaser, as the case may be, in accordance with their respective interests as reflected in this Supplement. In the event that any amount of interest, fees or other amounts accruing prior to the Transfer Effective Date was included in the Purchase Price paid by the Purchasing Purchaser to the Transferor Purchaser, the Transferor Purchaser has received such amounts from the Issuer to the extent that it was entitled thereto and such amounts are received by the Transferor Purchaser on or after the Transfer Effective Date, the Transferor Purchaser and the Purchasing Purchaser will make appropriate arrangements for payment by the Transferor Purchaser to the Purchasing Purchaser of such amount.

5. Concurrently with the execution and delivery hereof, the Purchasing Purchaser will deliver to the Agent, the Issuer and the Indenture Trustee an executed investor representation letter certifying that it is an "accredited investor" as defined by Rule 501 of the Securities Act. The Issuer acknowledges the foregoing and waives any requirement contained in the Note Purchase Agreement that the Purchasing Purchaser be a "qualified institutional buyer" as defined by Rule 144A of the Securities Act.

6. Each of the parties to this Supplement agrees and acknowledges that (i) at any time and from time to time upon the written request of any other party, it will execute and deliver such further documents and do such further acts and things as such other party may reasonably request in order to effect the purposes of this Supplement, and (ii) the Agent shall apply each payment made to it under the Note Purchase Agreement, whether in its individual capacity or as Agent, in accordance with the provisions of the Note Purchase Agreement, as appropriate.


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7.    (A) By executing and delivering this Supplement, the Purchasing Purchaser confirms and agrees with the Transferor Purchaser and the Agent as follows: (i) each Purchasing Purchaser confirms that it has received a copy of such documents and information as it has deemed appropriate to make its own credit analysis and, based on such analysis, has made the decision to enter into this Supplement; (ii) each Purchasing Purchaser will, independently and without reliance upon the Agent, the Transferor Purchaser or any other Purchaser and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Note Purchase Agreement or the Indenture; (iii) each Purchasing Purchaser appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers under the Note Purchase Agreement and the Indenture as are delegated to the Agent by the terms thereof, together with such powers as are reasonably incidental thereto, all in accordance with Section 7 of the Note Purchase Agreement; and (iv) each Purchasing Purchaser agrees (for the benefit of the Transferor Purchaser, the Issuer, the Agent, the Purchasers, the Indenture Trustee, the Depositor, the Seller, the Servicer and the Issuer) that it will perform in accordance with their terms all of the obligations which by the terms of the Note Purchase Agreement are required to be performed by it as a Purchaser.

      (B) By executing and delivering this Supplement, the Transferor Purchaser confirms and agrees with the Purchasing Purchaser as follows: (i) it is the legal and beneficial owner of the interest being assigned hereby free and clear of any adverse claim, (ii) it has not received written notice from Bluegreen stating that an Amortization Event (NPA) has occurred, and
      (iii) it has not received written notice from Bluegreen stating that a material adverse event has occurred which would affect the financial condition of the Seller, the Servicer, the Depositor, the Issuer or the Indenture Trustee or their respective abilities to perform or observe their obligations under the Transaction Documents.

8. Schedule II hereto sets forth the revised Noncommitted Purchaser Percentage or the revised Commitment Percentage, the revised Liquidity Percentage, if applicable, and Commitment of the Transferor Purchaser, as applicable, the Noncommitted Purchaser Percentage or the Commitment Percentage, the Liquidity Percentage, if applicable, Commitment and Commitment Expiration Date of the Purchasing Purchaser, as applicable, and the initial Investing Office of the Purchasing Purchaser, as well as administrative information with respect to the Purchasing Purchaser.

9. Effective simultaneously with the delivery by the Transferor Purchaser, as Agent, of the Transfer Effective Notice pursuant to paragraph 1 above and the effectiveness of the Other Supplement, the following shall be deemed to occur automatically and without further action by any Person: (i) ING shall resign as Agent under the Note Purchase Agreement and the other Related Documents and assign its rights and obligations as Agent thereunder to the Purchasing Purchaser as successor Agent (it being understood that ING, as Agent and Transferor Purchaser, shall retain the benefits of the various indemnities and exculpatory provisions in the Note Purchase Agreement and the Related Documents, to the extent applicable),
      (ii) ING, as Agent and Transferor shall release the Issuer and Bluegreen of all their respective obligations related to the Notes (it being understood that ING, as Agent and Transferor Purchaser, shall retain the benefits of the


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      various indemnities and exculpatory provisions in the Note Purchase
      Agreement and the Related Documents, to the extent applicable), (iii) the Purchasing Purchaser, as the Required Noteholder and Required Purchaser, shall appoint itself as successor Agent, (iv) the Purchasing Purchaser shall assume all rights and obligations of the Agent arising from and after the Transfer Effective Date under the Note Purchase Agreement and the other Related Documents, and (v) ING, as Agent and Transferor Purchaser shall no longer be a party to the Note Purchase Agreement or any Related Document and all of its duties and obligations thereunder shall be terminated, without any other further act or deed on the part of ING or any of the parties to this Supplement. In furtherance of the foregoing, the parties hereto hereby waive the ten day notice period for the resignation of the Agent required by Section 7.9 of the Note Purchase Agreement, and, upon the effectiveness of this Supplement, the Purchasing Purchaser, as the Required Noteholder and Required Purchaser, hereby appoints itself as successor Agent and shall be the "Agent" with respect to the Note Purchase Agreement, Sale and Servicing Agreement, the Indenture, the Custodial Agreement, the Backup Servicing Agreement and all other Related Documents with all related rights, powers and duties thereunder.

10. THIS SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

IN WITNESS WHEREOF, the parties hereto have caused this Supplement to be executed by their respective duly authorized officers on Schedule I hereto as of the date set forth in Item 1 of Schedule I hereto.


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                                                                   SCHEDULE I TO
                                                             TRANSFER SUPPLEMENT

                          COMPLETION OF INFORMATION AND
                       SIGNATURES FOR TRANSFER SUPPLEMENT

            Re: Amended and Restated Note Purchase Agreement, dated as of April 17, 2002, among BXG RECEIVABLES NOTE TRUST 2001-A, BLUEGREEN CORPORATION, as Seller and Servicer, BLUEGREEN RECEIVABLES FINANCE CORPORATION V, as Depositor, the Purchasers party thereto and ING Capital LLC, as Agent.

Item 1: Date of Transfer Supplement:    October 8, 2003

Item 2: Transferor Purchaser:           ING Capital LLC

Item 3: Purchasing Purchaser:           Resort Finance LLC

Item 4: Signatures of Parties to Agreement:

                                     ING CAPITAL LLC, as Transferor
                                         Purchaser

                                     By: /S/ SALAH SAABNEH
                                         -------------------------
                                         Name: SALAH SAABNEH
                                         Title: VICE PRESIDENT


                                     RESORT FINANCE LLC, as Purchasing Purchaser

                                     By: /S/ THOMAS A. PERROTT
                                         -------------------------
                                         Name: THOMAS A. PERROTT
                                         Title: VICE PRESIDENT


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CONSENTED TO AND ACCEPTED BY:

ING CAPITAL LLC, as Agent

By: /S/ SALAH SAABNEH
    --------------------------------------
    Name: SALAH SAABNEH
    Title: VICE PRESIDENT


BXG RECEIVABLES NOTE TRUST 2001-A

By: WILMINGTON TRUST COMPANY,
    not in its individual capacity, but solely as Owner Trustee

By: /S/ JEANNE OLLER
    --------------------------------------
    Name: JEANNE M. OLLER
    Title: FINANCIAL SERVICES OFFICER


BLUEGREEN CORPORATION, as Seller and Servicer

By: /S/ ALLAN J. HERZ
    --------------------------------------
    Name: ALLAN J. HERZ
    Title: VICE PRESIDENT

BLUEGREEN RECEIVABLES FINANCE CORPORATION V, as Depositor

By: /S/ ALLAN J. HERZ
    --------------------------------------
    Name: ALLAN J. HERZ
    Title: PRESIDENT & SECRETARY


U.S. BANK NATIONAL ASSOCIATION, as Indenture Trustee and Custodian

By: /S/ TAMARA SCHULTZ-FUGH
    --------------------------------------
    Name: TAMARA SCHULTZ-FUGH
    Title: VICE PRESIDENT

CONCORD SERVICING CORPORATION

By: /S/ FREDERICK G. PINK
    --------------------------------------
    Name: FREDERICK G. PINK
    Title: VICE PRESIDENT


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                                                                  SCHEDULE II TO
                                                             TRANSFER SUPPLEMENT

                      LIST OF INVESTING OFFICES, ADDRESSES
                    FOR NOTICES, ASSIGNED INTERESTS, PURCHASE
                  AND COMMITMENT PERCENTAGES AND PURCHASE PRICE

ING Capital LLC

A.    Noncommitted Purchaser: No

      If applicable:

            Noncommitted Purchaser Percentage:                               N/A

            Transferor Purchaser
            Noncommitted Purchaser Percentage
            Prior to Sale:                                                   N/A

            Noncommitted Purchaser Percentage Sold:                          N/A

            Noncommitted Purchaser Percentage Retained:                      N/A

            Liquidity Providers and Liquidity Percentages after Sale:

            ______________________                                           N/A

            ______________________                                           N/A

            ______________________                                           N/A

B.    Committed Purchaser: Yes

      If applicable:

            Commitment Percentage:

            Transferor Purchaser Commitment Percentage
            Prior to Sale:                                                  100%

            Commitment Percentage Sold:                                     100%

            Commitment Percentage Retained:                                   0%

            Commitment:

            Transferor Purchaser Commitment
            Prior to Sale:                                           $75,000,000

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      Commitment Sold:                                               $75,000,000

      Commitment Retained                                                     $0

C.    Liquidity Commitment:                                                 N/A%

      Related Noncommitted Purchaser:                                        N/A

      Liquidity Percentage Prior to Sale:                                    N/A

      Liquidity Percentage Sold:                                             N/A

      Liquidity Percentage Retained:                                         N/A

D.    Outstanding Amount of Notes:

      Transferor Purchaser

      Outstanding Amount of Notes Prior to Sale:                  $59,394,020.93

      Outstanding Amount of Notes Sold:                           $59,394,020.93

      Outstanding Amount of Notes Retained:                                   $0

E.    Purchase Percentage:                                                  100%

Resort Finance LLC

A.    Noncommitted Purchaser: No

      If applicable:

            Initial Noncommitted Purchaser Percentage:                       N/A

            Liquidity Providers and Liquidity Percentages after Sale:
            ______________________                                           N/A

            ______________________                                           N/A

            ______________________                                           N/A

B.    Committed Purchaser: Yes

      If applicable:

            Committed Percentage:                                           100%

            Commitment:                                              $75,000,000


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            Related Noncommitted Purchaser:                                  N/A

            Liquidity Percentage:                                            N/A

C.    Outstanding Amount of Notes Owned Immediately After Sale:   $59,394,020.93

Address for Notices:                       Resort Finance LLC
                                           4 Marshall Street,
                                           North Adams, MA 02147
                                           Attn: Tracy A. Gaylord, President

Investing Office:                          Resort Finance LLC
                                           4 Marshall Street,
                                           North Adams, MA 02147
                                           Attn: Tracy A. Gaylord, President


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                                                                 SCHEDULE III TO
                                                             TRANSFER SUPPLEMENT

                                     Form of
                            Transfer Effective Notice

      To:   BXG Note Receivables Trust 2001-A
            Bluegreen Corporation
            U.S. Bank National Association
            Resort Finance LLC
            ING Capital LLC

            The undersigned, as Agent under the Amended and Restated Note Purchase Agreement (the "Note Purchase Agreement"), dated as of April 17, 2002, among BXG RECEIVABLES NOTE TRUST 2001-A, as Issuer, BLUEGREEN CORPORATION, as Seller and Servicer, BLUEGREEN RECEIVABLES FINANCE CORPORATION V, as Depositor, the Purchasers parties thereto and ING Capital LLC, as Agent for the Purchasers thereunder, acknowledges receipt of five executed counterparts of a completed Transfer Supplement. Terms defined in such Supplement are used herein as therein defined.

            Pursuant to such Transfer Supplement, you are advised that the Transfer Effective Date will be October 8, 2003.

            Effective immediately, ING Capital LLC resigns as Agent under the Note Purchase Agreement.

Very truly yours,

ING CAPITAL LLC, as Agent


By:  /S/ SALAH SAABNEH
     ---------------------
     Name: SALAH SAABNEH
     Title: VICE PRESIDENT


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